Exhibit 99.1

           Advanta Reports Stellar 2006 Results as Expected

    SPRING HOUSE, Pa.--(BUSINESS WIRE)--Jan. 25, 2007--Advanta Corp. (NASDAQ:ADVNB; ADVNA) today reported full year 2006 net income from continuing operations of $84.2 million or $2.86 per diluted share for Class A and Class B shares combined. This includes a $0.03 per share asset valuation gain associated with the Company's venture capital portfolio. These results are $0.03 per combined diluted share above the high end of the Company's most recent guidance range, including $0.01 per share of venture capital gain that was not anticipated in the guidance.

    "Our 2006 full year Business Cards earnings increased by over 50%, and our managed receivables grew by almost 39%; we added 56% more new customers, and our managed net credit loss rate dropped by 230 basis points to 3.41%. We had a great year! Most importantly we continued to strengthen and build on the foundation for the burgeoning results we expect to see going forward," said Dennis Alter, Chairman and CEO.

    Ending managed receivables grew to $5.2 billion at December 31, 2006, with full year new customers totaling approximately 371,000. Ending owned receivables grew 29% during the year to $1.1 billion, and the full year net credit loss rate on owned receivables decreased 218 basis points to 3.19%. 2006 customer transaction volume totaled $12.3 billion, a 26% increase over 2005.

    For the fourth quarter, Advanta reported net income of $18.2 million or $0.62 per combined diluted share, including a $0.01 per share asset valuation gain associated with the Company's venture capital portfolio.

    Conference Call Details

    Advanta management will hold a conference call with analysts and institutional investors today, January 25, at 9:00 a.m. Eastern Time to review fourth quarter and full year results for 2006. The call can be accessed by dialing 800-310-6649 and referring to pass code 4090185. The call will also be webcast simultaneously via a Vcall link on the Company's website, www.advanta.com, or at www.investorcalendar.com. Those interested in listening to the webcast should go to the website at least 15 minutes before the call to register and download any necessary software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.investorcalendar.com or by dialing 888-203-1112 and referring to confirmation code 4090185. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measures in the Company's press releases or the statistical supplements available at www.advanta.com in the "Corporate Info" section.

    About Advanta

    Advanta is the only credit card issuer (through Advanta Bank Corp.) exclusively focused on the small business credit card market. As one of the nation's largest issuers of business credit cards, Advanta is differentiated from other issuers by its size, experience in this market and commitment to developing meaningful product offerings and a high level of service tailored to the needs of small businesses. Founded in 1951, Advanta has long been an innovator in developing and introducing many of the marketing techniques that are common in the financial services industry today. Learn more about Advanta at www.advanta.com.

    This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest income including changes resulting from fluctuations in the volume of receivables and the range and timing of pricing offers to cardholders; (2) competitive pressures, including product development and pricing, among financial institutions; (3) political conditions, social conditions, monetary and fiscal policies and general economic and other environmental conditions that affect the level of new account originations, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or receivable balances, including the retention of cardholders after promotional pricing periods have expired; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators and examinations; (9) effect of, and changes in, tax laws, rates, regulations and policies; (10) effect of legal and regulatory developments, including changes in bankruptcy laws and regulations and the ultimate resolution of the industry-related judicial proceedings relating to the legality of certain interchange rates; (11) relationships with customers, significant vendors and business partners; (12) difficulties or delays in the Company's ability to develop, acquire, produce, test and market products or services, including the ability and cost to obtain intellectual property rights or a failure to implement new products or services when anticipated; (13) the amount and cost of financing available to the Company; (14) the ratings on the debt of the Company and its subsidiaries; (15) the effects of changes in accounting policies or practices as may be required by changes in U.S. generally accepted accounting principles; (16) the impact of litigation, including judgments, settlements and actual or anticipated insurance recoveries for costs or judgments; (17) the proper design and operation of the Company's disclosure controls and procedures; and
(18) the ability to attract and retain key personnel. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

    In addition to the GAAP results provided throughout this document, the Company has provided managed receivable data and other non-GAAP financial measurements. Management believes that the non-GAAP financial measures used to manage the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and a description of why the non-GAAP financial measures are useful to investors.




                               ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)


                          Three Months Ended
                          December 31, 2006
----------------------------------------------------------------------

                                       Advanta
                                       Business
                                        Cards     Other(A)    Total
                                      ---------- ---------- ----------
Interest income                       $  37,839  $   7,209  $  45,048
Interest expense                         14,066      8,161     22,227
                                      ---------- ---------- ----------
Net interest income                      23,773       (952)    22,821
Provision for credit losses               9,969          0      9,969
                                      ---------- ---------- ----------
Net interest income after provision
 for credit losses                       13,804       (952)    12,852
Noninterest revenues:
   Interchange income                    54,925          0     54,925
   Securitization income                 25,442          0     25,442
   Servicing revenues                    17,938          0     17,938
   Business credit card rewards         (20,011)         0    (20,011)
   Other revenues, net                    5,356      1,560      6,916
                                      ---------- ---------- ----------
Total noninterest revenues               83,650      1,560     85,210
Operating expenses                       68,361        144     68,505
                                      ---------- ---------- ----------
Income before income taxes               29,093        464     29,557
Income tax expense                       11,201        178     11,379
                                      ---------- ---------- ----------
Net income                            $  17,892  $     286  $  18,178
                                      ========== ========== ==========



                          Three Months Ended
                          December 31, 2005
----------------------------------------------------------------------

                                        Advanta
                                       Business
                                        Cards     Other(A)    Total
                                      ---------- ---------- ----------
Interest income                       $  36,018  $   5,266  $  41,284
Interest expense                          9,453      6,529     15,982
                                      ---------- ---------- ----------
Net interest income                      26,565     (1,263)    25,302
Provision for credit losses              10,018          0     10,018
                                      ---------- ---------- ----------
Net interest income after provision
 for credit losses                       16,547     (1,263)    15,284
Noninterest revenues:
   Interchange income                    45,528          0     45,528
   Securitization income                 16,792          0     16,792
   Servicing revenues                    12,876          0     12,876
   Business credit card rewards         (15,828)         0    (15,828)
   Other revenues, net                    3,906      3,015      6,921
                                      ---------- ---------- ----------
Total noninterest revenues               63,274      3,015     66,289
Operating expenses                       58,252      1,220     59,472
                                      ---------- ---------- ----------
Income before income taxes               21,569        532     22,101
Income tax expense                        8,412        207      8,619
                                      ---------- ---------- ----------
Income from continuing operations        13,157        325     13,482
Gain on discontinuance of mortgage
 and leasing businesses, net of tax           0      2,074      2,074
                                      ---------- ---------- ----------
Net income                            $  13,157  $   2,399  $  15,556
                                      ========== ========== ==========

(A) Other includes venture capital operations as well as investment and other activities not attributable to the Advanta Business Cards segment.





                               ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)


                         Twelve Months Ended
                          December 31, 2006
----------------------------------------------------------------------

                                        Advanta
                                       Business
                                        Cards     Other(A)    Total
                                      ---------- ---------- ----------

Interest income                       $ 143,738  $  26,017  $ 169,755
Interest expense                         46,233     29,077     75,310
                                      ---------- ---------- ----------
Net interest income                      97,505     (3,060)    94,445
Provision for credit losses              38,650        (50)    38,600
                                      ---------- ---------- ----------
Net interest income after provision
 for credit losses                       58,855     (3,010)    55,845
Noninterest revenues:
   Interchange income                   203,370          0    203,370
   Securitization income                114,938          0    114,938
   Servicing revenues                    63,726          0     63,726
   Business credit card rewards         (68,062)         0    (68,062)
   Other revenues, net                   18,952      5,031     23,983
                                      ---------- ---------- ----------
Total noninterest revenues              332,924      5,031    337,955
Operating expenses                      256,192        620    256,812
                                      ---------- ---------- ----------
Income before income taxes              135,587      1,401    136,988
Income tax expense                       52,201        539     52,740
                                      ---------- ---------- ----------
Income from continuing operations        83,386        862     84,248
Gain on discontinuance of mortgage
 and leasing businesses, net of tax           0        738        738
                                      ---------- ---------- ----------
Net income                            $  83,386  $   1,600  $  84,986
                                      ========== ========== ==========



                         Twelve Months Ended
                          December 31, 2005
----------------------------------------------------------------------

                                        Advanta
                                       Business
                                        Cards     Other(A)    Total
                                      ---------- ---------- ----------
Interest income                       $ 121,697  $  17,904  $ 139,601
Interest expense                         36,027     21,559     57,586
                                      ---------- ---------- ----------
Net interest income                      85,670     (3,655)    82,015
Provision for credit losses              40,315        (18)    40,297
                                      ---------- ---------- ----------
Net interest income after provision
 for credit losses                       45,355     (3,637)    41,718
Noninterest revenues:
   Interchange income                   164,853          0    164,853
   Securitization income                109,051          0    109,051
   Servicing revenues                    51,079          0     51,079
   Business credit card rewards         (53,721)         0    (53,721)
   Gain on transfer of consumer
    credit card business                      0     67,679     67,679
   Other revenues, net                   13,294      6,284     19,578
                                      ----------  --------- ----------
Total noninterest revenues              284,556     73,963    358,519
Operating expenses                      241,006      2,052    243,058
                                      ---------- ---------- ----------
Income before income taxes               88,905     68,274    157,179
Income tax expense                       34,673      5,817     40,490
                                      ---------- ---------- ----------
Income from continuing operations        54,232     62,457    116,689
Loss, net, on discontinuance of
 mortgage and leasing businesses, net
 of tax                                       0     (6,260)    (6,260)
                                      ---------- ---------- ----------
Net income                            $  54,232  $  56,197  $ 110,429
                                      ========== ========== ==========

(A) Other includes venture capital operations as well as investment and other activities not attributable to the Advanta Business Cards segment.






                               ADVANTA
                              HIGHLIGHTS
                (in thousands, except per share data)



                          Three Months Ended       Percent Change From
                     -----------------------------
EARNINGS             Dec. 31,  Sept. 30,  Dec. 31,   Prior     Prior
                       2006      2006       2005    Quarter     Year
----------------------------------------------------------------------
Basic income from
 continuing
 operations per
 common share:
    Class A          $  0.63  $     0.75  $  0.48      (16.0)%   31.3%
    Class B             0.69        0.81     0.51      (14.8)    35.3
    Combined (A)        0.67        0.79     0.50      (15.2)    34.0
Diluted income from
 continuing
 operations per
 common share:
    Class A             0.60        0.71     0.45      (15.5)    33.3
    Class B             0.62        0.73     0.46      (15.1)    34.8
    Combined (A)        0.62        0.73     0.46      (15.1)    34.8
Basic net income per
 common share:
    Class A             0.63        0.75     0.56      (16.0)    12.5
    Class B             0.69        0.81     0.59      (14.8)    16.9
    Combined (A)        0.67        0.79     0.58      (15.2)    15.5
Diluted net income
 per common share:
    Class A             0.60        0.71     0.52      (15.5)    15.4
    Class B             0.62        0.73     0.53      (15.1)    17.0
    Combined (A)        0.62        0.73     0.53      (15.1)    17.0

Return on average
 common equity         13.03 %     15.85 %  12.28 %    (17.8)     6.1

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average
 common shares used
 to compute:
  Basic earnings per
   common share
    Class A            8,870       8,862    8,837        0.1 %    0.4%
    Class B           18,315      17,887   17,992        2.4      1.8
                     -------- ----------- --------
    Total             27,185      26,749   26,829        1.6      1.3
  Diluted earnings
   per common share
    Class A            8,870       8,862    8,837        0.1      0.4
    Class B           20,626      20,167   20,535        2.3      0.4
                     -------- ----------- --------
    Total             29,496      29,029   29,372        1.6      0.4

Ending shares
 outstanding:
   Class A             9,607       9,607    9,607        0.0      0.0
   Class B            19,135      18,961   18,756        0.9      2.0
                     -------- ----------- --------
   Total              28,742      28,568   28,363        0.6      1.3

Stock price:
  Class A
    High             $ 42.63  $    34.99  $ 31.30       21.8     36.2
    Low                33.52       29.16    22.62       15.0     48.2
    Closing            39.81       33.97    30.13       17.2     32.1
  Class B
    High               46.71       38.25    33.06       22.1     41.3
    Low                36.51       31.92    24.76       14.4     47.5
    Closing            43.63       36.90    32.44       18.2     34.5

Cash dividends
 declared:
    Class A           0.2125      0.2125   0.1134        0.0     87.4
    Class B           0.2550      0.2550   0.1361        0.0     87.4

Book value per
 common share          20.65       20.15    18.74        2.5     10.2



                                        Twelve Months Ended
                                       ---------------------
EARNINGS                                Dec. 31,   Dec. 31,  Percent
                                          2006       2005     Change
----------------------------------------------------------------------
Basic income from continuing operations
 per common share:
    Class A                            $    3.01  $    4.34    (30.6)%
    Class B                                 3.18       4.47    (28.9)
    Combined (A)                            3.12       4.43    (29.6)
Diluted income from continuing
 operations per common share:
    Class A                                 2.82       3.99    (29.3)
    Class B                                 2.88       4.04    (28.7)
    Combined (A)                            2.86       4.02    (28.9)
Basic net income per common share:
    Class A                                 3.04       4.11    (26.0)
    Class B                                 3.21       4.23    (24.1)
    Combined (A)                            3.15       4.19    (24.8)
Diluted net income per common share:
    Class A                                 2.84       3.77    (24.7)
    Class B                                 2.91       3.82    (23.8)
    Combined (A)                            2.89       3.81    (24.1)

Return on average common equity            15.80%     23.06%   (31.5)

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average common shares used to
 compute:
  Basic earnings per common share
    Class A                                8,858      8,825      0.4 %
    Class B                               18,064     17,512      3.2
                                       ---------- ----------
    Total                                 26,922     26,337      2.2
  Diluted earnings per common share
    Class A                                8,858      8,825      0.4
    Class B                               20,530     20,160      1.8
                                       ---------- ----------
    Total                                 29,388     28,985      1.4

Ending shares outstanding:
   Class A
   Class B
   Total

Stock price:
  Class A
    High                               $   42.63  $   31.30     36.2
    Low                                    28.82      20.23     42.5
    Closing                                39.81      30.13     32.1
  Class B
    High                                   46.71      33.06     41.3
    Low                                    30.84      21.84     41.2
    Closing                                43.63      32.44     34.5

Cash dividends declared:
    Class A                               0.7509     0.4347     72.7
    Class B                               0.9011     0.5217     72.7

Book value per common share


(A) Combined represents income available to common stockholders divided by the combined total of Class A and Class B weighted average common shares outstanding.






                               ADVANTA
                   BUSINESS CREDIT CARD STATISTICS
                           ($ in thousands)



                                                      Percent Change
                          Three Months Ended                From
                 ------------------------------------
                   Dec. 31,    Sept. 30,   Dec. 31,    Prior   Prior
                     2006        2006        2005     Quarter   Year
                 -----------------------------------------------------
New account
 originations        116,157      85,392      64,206    36.0 %  80.9 %
Average number of
 active accounts
 (A)                 786,224     724,705     621,966     8.5    26.4
Ending number of
 accounts          1,126,083   1,037,161     877,114     8.6    28.4
Transaction
 volume           $3,482,032  $3,094,702  $2,693,908    12.5    29.3
Securitization
 volume increase
 excluding
 replenishment
 sales            $  620,000  $  125,000  $  100,000   396.0   520.0
Average
 receivables:
  Owned           $1,193,101  $1,114,122  $1,011,684     7.1    17.9
  Securitized      3,773,549   3,388,784   2,694,391    11.4    40.1
                 ------------ ----------- -----------
  Managed (B)      4,966,650   4,502,906   3,706,075    10.3    34.0
Ending
 receivables:
  Owned           $1,133,132  $1,198,550  $  879,468    (5.5)   28.8
  Securitized      4,073,128   3,449,366   2,880,401    18.1    41.4
                 ------------ ----------- -----------
  Managed (B)      5,206,260   4,647,916   3,759,869    12.0    38.5

----------------------------------------------------------------------
CREDIT QUALITY -
 OWNED
-----------------
Receivables 30
 days or more
 delinquent       $   26,053  $   29,081  $   23,595
Receivables 90
 days or more
 delinquent           12,632      13,182      10,837
As a percentage
 of receivables:
  Receivables 30
   days or more
   delinquent           2.30 %      2.43 %      2.68 %  (5.3)% (14.2)%
  Receivables 90
   days or more
   delinquent           1.11        1.10        1.23     0.9    (9.8)
Net principal
 charge-offs:
  Amount          $    9,169  $    9,002  $   15,768
  As a percentage
   of average
   receivables
   (annualized)         3.07 %      3.23 %      6.23 %  (5.0)  (50.7)

CREDIT QUALITY -
 SECURITIZED
-----------------
Receivables 30
 days or more
 delinquent       $  108,159  $   96,240  $   87,610
Receivables 90
 days or more
 delinquent           52,279      43,911      40,223
As a percentage
 of receivables:
  Receivables 30
   days or more
   delinquent           2.66 %      2.79 %      3.04 %  (4.7)% (12.5)%
  Receivables 90
   days or more
   delinquent           1.28        1.27        1.40     0.8    (8.6)
Net principal
 charge-offs:
  Amount          $   33,100  $   29,399  $   46,151
  As a percentage
   of average
   receivables
   (annualized)         3.51 %      3.47 %      6.85 %   1.2   (48.8)

CREDIT QUALITY -
 MANAGED (B)
-----------------
Receivables 30
 days or more
 delinquent       $  134,212  $  125,321  $  111,205
Receivables 90
 days or more
 delinquent           64,911      57,093      51,060
As a percentage
 of receivables:
  Receivables 30
   days or more
   delinquent           2.58 %      2.70 %      2.96 %  (4.4)% (12.8)%
  Receivables 90
   days or more
   delinquent           1.25        1.23        1.36     1.6    (8.1)
Net principal
 charge-offs:
  Amount          $   42,269  $   38,401  $   61,919
  As a percentage
   of average
   receivables
   (annualized)         3.40 %      3.41 %      6.68%   (0.3)  (49.1)



                                      Twelve Months Ended
                                   -------------------------
                                     Dec. 31,     Dec. 31,    Percent
                                       2006         2005      Change
                                   -----------------------------------
New account originations                370,564     237,005      56.4%
Average number of active accounts
 (A)                                    713,302     598,839      19.1
Ending number of accounts
Transaction volume                  $12,342,149  $9,830,979      25.5
Securitization volume increase
 excluding replenishment sales      $ 1,185,000  $  316,968     273.9
Average receivables:
  Owned                             $ 1,059,566  $  835,093      26.9
  Securitized                         3,337,888   2,675,906      24.7
                                   -------------  ----------
  Managed (B)                         4,397,454   3,510,999      25.2
Ending receivables:
  Owned
  Securitized
  Managed (B)

----------------------------------------------------------------------
CREDIT QUALITY - OWNED
-----------------------------------
Receivables 30 days or more
 delinquent
Receivables 90 days or more
 delinquent
As a percentage of receivables:
  Receivables 30 days or more
   delinquent
  Receivables 90 days or more
   delinquent
Net principal charge-offs:
  Amount                            $    33,775  $   44,865
  As a percentage of average
   receivables (annualized)                3.19%       5.37%   (40.6)%

CREDIT QUALITY - SECURITIZED
-----------------------------------
Receivables 30 days or more
 delinquent
Receivables 90 days or more
 delinquent
As a percentage of receivables:
  Receivables 30 days or more
   delinquent
  Receivables 90 days or more
   delinquent
Net principal charge-offs:
  Amount                            $   116,227  $  155,618
  As a percentage of average
   receivables (annualized)                3.48%       5.82%   (40.2)%

CREDIT QUALITY - MANAGED (B)
-----------------------------------
Receivables 30 days or more
 delinquent
Receivables 90 days or more
 delinquent
As a percentage of receivables:
  Receivables 30 days or more
   delinquent
  Receivables 90 days or more
   delinquent
Net principal charge-offs:
  Amount                            $   150,002  $  200,483
  As a percentage of average
   receivables (annualized)                3.41%       5.71%   (40.3)%



(A) Active accounts are defined as accounts with a balance at month-end. Active account statistics do not include charged-off accounts. The statistics reported above are the average number of active accounts for the periods presented.

(B) Managed statistics are non-GAAP financial measures and represent the sum of owned (GAAP) business credit card statistics and securitized business credit card statistics. We believe that performance on a managed basis provides useful supplemental information to investors because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.

    CONTACT: Advanta Corp.
             Amy B. Holderer
             Vice President, Investor Relations
             215-444-5335
             aholderer@advanta.com
             or
             David M. Goodman
             Director, Communications
             215-444-5073
             dgoodman@advanta.com